UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 25, 2024

Beneficient

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41715	72-1573705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 North St. Paul Street, Suite 4850

Dallas, Texas 75201

(Address of Principal Executive Offices, and Zip Code)

(214) 445-4700

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, par value $0.001 per share	BENF	Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, par value $0.001 per share, and one share of Series A convertible preferred stock, par value $0.001 per share	BENFW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Minimum Stockholders’ Equity Requirement

As previously disclosed, on July 16, 2024, Beneficient (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (the “Staff”) indicating that the Company was no longer in compliance with the minimum stockholders’ equity requirement (the “Minimum Stockholders’ Equity Requirement”) for continued listing on The Nasdaq Capital Market (“Nasdaq”) pursuant to Nasdaq Listing Rule 5550(b)(1), which requires listed companies to maintain stockholders’ equity of at least $2.5 million or meet the alternative compliance standards relating to the market value of listed securities or net income from continuing operations. On August 30, 2024, the Company timely submitted a plan to the Staff to regain compliance with the Minimum Stockholders’ Equity Requirement (the “Plan”).

As also previously disclosed, after giving pro forma effect to (i) the redesignation of approximately $35 million of the Preferred Series A Subclass 0 Unit Accounts of Beneficient Company Holdings, L.P. (“BCH”) into non-redeemable Preferred Series A Subclass 0 Unit Accounts of BCH and (ii) the Company’s sale of 3,274,000 shares of its Class A common stock, par value $0.001 per share (the “Class A common stock”), to YA II PN, Ltd. (“Yorkville”) on November 15, 2024, for aggregate consideration of approximately $5.1 million, pursuant to that certain Standby Equity Purchase Agreement, dated June 27, 2023, by and between the Company and Yorkville, the Company’s pro forma stockholders’ equity would have been $26.9 million as of September 30, 2024.

On November 25, 2024, the Company received a letter from the Staff confirming that the Company has regained compliance with the Minimum Stockholders’ Equity Requirement (the “Letter”). However, if the Company fails to evidence compliance with the Minimum Stockholders’ Equity Requirement upon filing its next periodic report it may be subject to delisting. At that time, the Staff will provide written notification to the Company, which may then appeal Staff’s determination to a Nasdaq Hearings Panel. There can be no assurance that the Company will be able to maintain compliance with the Minimum Stockholders’ Equity Requirement in the future or maintain compliance with other Nasdaq listing rules.

Audit Committee Requirement

As previously disclosed, on July 23, 2024, the Company notified the Staff that, following the resignations of Emily B. Hill and Dennis P. Lockhart from the Company’s Board of Directors (the “Board” and such resignations, the “Resignations”), the Company had a vacancy on the audit committee of the Board (the “Audit Committee”) and intended to rely on the cure period set forth in the Nasdaq Listing Rules. As also previously disclosed, on July 25, 2024, the Company received a letter from the Staff confirming that the Company was no longer in compliance with Nasdaq’s audit committee composition requirements as set forth in Nasdaq Listing Rule 5605(c)(2), which requires that the audit committee of a listed company be comprised of at least three “independent directors” (as defined in Nasdaq Listing Rule 5605(a)(2)) (the “Audit Committee Requirement”), without giving effect to the cure period set forth in the Nasdaq Listing Rules. Following the Resignations, on September 30, 2024 and November 21, 2024, the Board appointed Patrick J. Donegan and Karen J. Wendel, respectively, to the Board and to serve on the Audit Committee.

On November 25, 2024, the Letter also confirmed that, following the appointment of Ms. Wendel to the Board and the Audit Committee, the Company had regained compliance with the Audit Committee Requirement.

Item 7.01. Regulation FD Disclosure.

On November 26, 2024, the Company issued a press release announcing the Company had regained compliance with the Minimum Stockholders’ Equity Requirement and the Audit Committee Requirement. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements reflect management’s views with respect to future events as of the date of this document and are based on management’s current expectations, estimates, forecasts, projections, assumptions, beliefs and information. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. All such forward-looking statements are subject to risks and uncertainties, many of which are outside of the Company’s control, and could cause future events or results to be materially different from those stated or implied in this document. It is not possible to predict or identify all such risks. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: the Company’s ability to remain in compliance with the Minimum Stockholders’ Equity Requirement or maintain compliance with other Nasdaq listing rules; and risks related to the substantial costs and diversion of management’s attention and resources due to these matters, and the risk factors that are described under the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission (the “SEC”). These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s SEC filings. The Company expressly disclaims any obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Beneficient on November 26, 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFICIENT

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer
Dated:	November 26, 2024